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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2005

                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2005-11 formed pursuant to a
               Trust Agreement, relating to the GSAA Home Equity
           Trust 2005-11, Asset-Backed Certificates, Series 2005-11)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-3387389
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

            85 Broad Street, New York, New York                    10004
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         (Address of Principal Executive Offices)                (Zip Code)


                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8     Other Events.
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Item 8.01.    Other Events.
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      On September 29, 2005, GS Mortgage Securities Corp. (the "Company")
caused the issuance, pursuant to a Trust Agreement, dated as of September 1, 2005 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company and J.P. Morgan Trust Company, N.A., as custodians, JPMorgan Chase Bank, National Association, as master servicer and securities administrator and Wachovia Bank, National Association, as trustee of GSAA Home Equity Trust 2005-11, Asset-Backed Certificates, Series 2005-11 (the "Certificates"), issued in eighteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of September 1, 2005 of $901,216,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 26, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9     Financial Statements and Exhibits.
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Item 9.01     Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                              Page:
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Exhibit 4     Trust Agreement, dated as of September 1,                      4
              2005, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust
              Company and J.P. Morgan Trust Company, N.A., as custodians, JPMorgan Chase Bank, National
              Association, as master servicer, securities administrator and Wachovia Bank, National
              Association, as trustee,


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   October 28, 2005


                                             GS MORTGAGE SECURITIES CORP.



                                             By: /s/ Michelle Gill
                                                 -------------------------------
                                                 Name:  Michelle Gill
                                                 Title: Vice President


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                                 Exhibit Index
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Exhibit Index
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Item 601(a) of     Description                     Paper (P) or Electronic (E)
---------------    -----------------------------   ---------------------------
Regulation S-K
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      4            Trust Agreement, dated as of                 E
                   September 1, 2005, among GS
                   Mortgage Securities Corp., as
                   depositor, Deutsche Bank
                   National Trust Company and
                   J.P. Morgan Trust Company
                   National Association as
                   custodians, JPMorgan Chase
                   Bank, National Association, as
                   master servicer, and
                   securities administrator and
                   Wachovia Bank, National
                   Association, as trustee,